CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010
ASSETS
Loans, allowance for loan losses	$ 51,260	$ 45,007
EQUITY
Common stock: shares authorized (in shares)	90,000,000	90,000,000
Common stock: no par value (in dollars per share)	$ 0	$ 0
Common stock: shares issued (in shares)	16,203,119	16,169,119
Common stock: shares outstanding (in shares)	16,137,462	16,078,420
Treasury stock, shares (in shares)	65,657	90,699